UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2007

SED International Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4916 North Royal Atlanta Drive, Tucker, Georgia	30084

(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (770) 491-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3-SECURITIES AND TRADING MARKETS

Item 3.02: Unregistered Sales of Equity Securities.

          On October 23, 2007 (the “Effective Date”), the Board of Directors of SED International Holdings, Inc. (the “Company”) unanimously approved and adopted the SED International Holdings, Inc. 2007 Restricted Stock Plan (the “Plan”) for the purposes of attracting and retaining the personnel necessary for the Company’s success. The Plan covers employees and others who perform services for the Company including directors and consultants. A total of 750,000 shares of the Company’s authorized and unissued shares of common stock (“Common Stock”) were reserved for grants under the Plan. The Plan is administered by the Company’s Board and/or Compensation Committee. On the Effective Date, 100,000, 125,000, 50,000, 75,000, 100,000 and 50,000, shares of restricted Common Stock were awarded to each of Barry Diamond, Jean Diamond, Lyle Dickler, Mark DiVito, Jonathan Elster and Charles Marsh, respectively (the “Name Executive Officers”), and an aggregate of 230,000 shares of restricted Common Stock were awarded under the Plan to 21 other employees of the Company (the “Restricted Stock Awards”). Each grant recipient will be required to enter into an agreement with respect to his/ her respective Restricted Stock Award. Generally, the awards are subject to forfeiture prior to vesting and begin vesting in equal amounts on the second, third and fourth anniversaries of the grant date; provided, however, that at the time of vesting the holder is an employee of the Company. The final form of the Restrict Stock Awards Agreement entered into by each of the Named Executive Officers and the Plan are attached hereto as Exhibits 10.1 and 10.2, respectively.

          The Restricted Stock Awards were made pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Act”). In addition, the stock certificates representing such shares will be imprinted with a legend restricting transfer unless pursuant to an effective registration statement or an available exemption under the Act.

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (e) The disclosure set forth above in response to Item 3.02 is repeated as if fully set forth in response to this Item.

Item 9.01: Financial Statements and Exhibits.

       (d) Exhibits.

Exhibit
No.	Description

10.1	2007 Restricted Stock Plan.

10.2	Final Form of Restricted Stock Agreement, dated as of October 23, 2007, between the Company and each of Barry Diamond, Jean Diamond, Lyle Dickler, Mark DiVito, Jonathan Elster and Charles Marsh.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Dated: October 29, 2007	By:	/s/	Lyle Dickler

Lyle Dickler,
Vice President of Finance

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